U.S. Bancorp 1Q13 Earnings Conference Call U.S. Bancorp 1Q13 Earnings Conference Call April 16, 2013 Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO Exhibit 99.2

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made.  These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp.  Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2012, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance.  The reconciliations of those measures to
GAAP measures are provided within or in the appendix of the presentation.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

1Q13 Earnings
Conference Call
1Q13 Highlights
Net income of $1.4 billion; $0.73 per diluted common share
Positive operating leverage on a linked quarter and year-over-year basis
Average loan growth of 5.8% vs. 1Q12 and average loan growth of 1.0%
vs. 4Q12
Strong average deposit growth of 7.3% vs. 1Q12 and 0.5% vs. 4Q12
Net charge-offs declined 7.5% vs. 4Q12
Nonperforming assets declined 9.9% vs. 4Q12 (2.8% excluding covered assets)
Capital generation continues to reinforce capital position
Tier 1 common equity ratio of approximately 8.2% using proposed rules for Basel III standardized approach released June 2012
Tier 1 common equity ratio of 9.1%; Tier 1 capital ratio of 11.0%
Repurchased 17 million shares of common stock during 1Q13

20%
17%
14%
11%
8%
ROCE
3.0%
2.5%
2.0%
1.5%
1.0%
ROA
16.2%
16.5%
16.5%
15.6%
16.0%
1.60%
1.67%
1.70%
1.62%
1.65%
1Q12
2Q12
3Q12
4Q12
1Q13

65%
60%
55%
50%
45%
Efficiency Ratio
4.0%
3.5%
3.0%
2.5%
2.0%
NIM
3.60%
3.58%
3.59%
3.55%
3.48%
51.9%
51.1%
50.4%
52.6%
50.7%
1Q12
2Q12
3Q12
4Q12
1Q13

1Q13 Earnings
Conference Call
Performance Ratios
ROCE and ROA
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net

Taxable-equivalent basis
Revenue Growth
Year-Over-Year Growth
9.1% 8.1% 8.0% 0.2% (1.1%)
$ in millions
$4,929
$5,068
$5,179
$5,112
$4,874
3,500
4,000
4,500
5,000
5,500
1Q12 2Q12 3Q12 4Q12 1Q13

1Q13 Earnings
Conference Call

Loan and Deposit Growth
Average Balances
Year-Over-Year Growth
$ in billions
7.7%
$214.1
7.3%
$216.9
6.4%
$220.3
5.8%
$222.4
6.4%
$210.2
10.5%
$231.3
11.1%
$239.3
9.2%
$243.8
7.3%
$245.0
11.7%
$228.3
170.0
190.0
210.0
230.0
250.0
1Q12 2Q12 3Q12 4Q12 1Q13
1Q13 Earnings
Conference Call

Loans
Deposits

Credit Quality
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC)  ** Related to a regulatory clarification in the treatment of residential mortgage and other consumer loans to borrowers who have exited bankruptcy but continue to make payments on their loans  *** Excluding $54 million of incremental charge-offs
Net Charge-offs Nonperforming Assets*
$ in millions
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)
$433
$571
$520
$538
$468
$2,029
$2,423
$2,256
$2,188
$2,088
1Q13 Earnings
Conference Call
1.09%
0.98%
0.99%
0.85%
0.79%
0.89%***
0.00%
0.75%
1.50%
2.25%
3.00%
0
200
400
600
800
1Q12 2Q12 3Q12 4Q12 1Q13
1.22%
1.11%
1.06%
0.98%
0.95%
0.00%
0.75%
1.50%
2.25%
3.00%
0
800
1,600
2,400
3,200
1Q12 2Q12 3Q12 4Q12 1Q13

1Q13 Earnings
Conference Call
Earnings Summary
$ in millions, except per-share data
Taxable-equivalent basis
1Q13 4Q12 1Q12 vs 4Q12 vs 1Q12
Net Interest Income 2,709 $    2,783 $    2,690 $    (2.7) 0.7
Noninterest Income 2,165 2,329 2,239 (7.0) (3.3)
Total Revenue 4,874 5,112 4,929 (4.7) (1.1)
Noninterest Expense 2,470 2,686 2,560 8.0 3.5
Operating Income 2,404 2,426 2,369 (0.9) 1.5
Net Charge-offs 433 468 571 7.5 24.2
Excess Provision (30) (25) (90) -- --
Income before Taxes 2,001 1,983 1,888 0.9 6.0
Applicable Income Taxes 614 608 583 (1.0) (5.3)
Noncontrolling Interests 41 45 33 (8.9) 24.2
Net Income 1,428 1,420 1,338 0.6 6.7
Preferred Dividends/Other 70 71 53 1.4 (32.1)
NI to Common 1,358 $    1,349 $    1,285 $    0.7 5.7
Diluted EPS 0.73 $      0.72 $      0.67 $      1.4 9.0
Average Diluted Shares 1,867 1,880 1,910 0.7 2.3
% B/(W)

1Q13 Earnings
Conference Call
1Q13 Results - Key Drivers
vs. 1Q12
Net Revenue decline of 1.1%
• Net interest income growth of 0.7%; net interest margin of 3.48% vs. 3.60% in 1Q12
• Noninterest income decline of 3.3%
Noninterest expense decline of 3.5%
Provision for credit losses lower by $78 million
• Net charge-offs lower by $138 million
• Provision lower than NCOs by $30 million vs. $90 million in 1Q12
vs. 4Q12
Net Revenue decline of 4.7%
• Net interest income decline of 2.7%; net interest margin of 3.48% vs. 3.55% in 4Q12
• Noninterest income decline of 7.0%
Noninterest expense decline of 8.0% (5.2% decline excluding notable items)
Provision for credit losses lower by $40 million
• Net charge-offs lower by $35 million
• Provision lower than NCOs by $30 million vs. $25 million in 4Q12

1Q13 Earnings
Conference Call
Capital Position
$ in billions
RWA = risk-weighted assets
1Q13 4Q12 3Q12 2Q12  1Q12
Shareholders' equity 39.5 $     39.0 $     38.7 $     37.8 $     35.9 $
Tier 1 capital 31.8        31.2        30.8        30.0        30.0
Total risk-based capital 38.1        37.8        37.6        36.4        36.4
Tier 1 common equity ratio 9.1% 9.0% 9.0% 8.8% 8.7%
Tier 1 capital ratio 11.0% 10.8% 10.9% 10.7% 10.9%
Total risk-based capital ratio 13.2% 13.1% 13.3% 13.0% 13.3%
Leverage ratio 9.3% 9.2% 9.2% 9.1% 9.2%
Tangible common equity ratio 7.4% 7.2% 7.2% 6.9% 6.9%
Tangible common equity as a % of RWA 8.8% 8.6% 8.8% 8.5% 8.3%
Basel III
Tier 1 common equity ratio using Basel III
    proposals published prior to June 2012 -               -               -               -               8.4%
Tier 1 common equity ratio approximated
    using proposed rules for the Basel III
    standardized approach released June 2012 8.2% 8.1% 8.2% 7.9% -

Capital Actions
Share repurchase authorization and expected dividend increase announced
March 14
th
Expect to increase annual dividend from $0.78 to $0.92, an 18% increase, effective 2Q13
One year authorization to repurchase up to $2.25 billion of outstanding stock effective 4/1/13
Returned 69% of earnings to shareholders during 1Q13
Reinvest and
Acquisitions
Dividends
Share
Repurchases
20 - 40% Targets: 30 - 40% 30 - 40%
31%
1Q13
Actual:
42% 27%
Earnings Distribution
1Q13 Earnings
Conference Call

1Q13 Earnings
Conference Call
Mortgage Repurchase
Mortgages Repurchased and Make-whole Payments
Mortgage Representation and Warranties Reserve
$ in millions 1Q13 4Q12 3Q12 2Q12 1Q12
Beginning Reserve $240 $220 $216 $202 $160
Net Realized Losses (23) (32) (32) (31) (25)
Additions to Reserve 16 52 36 45 67
Ending Reserve $233 $240 $220 $216 $202
Mortgages
repurchased
and make-whole
payments $79 $57 $58 $58 $55
Repurchase activity lower than
peers due to:
• Conservative credit and
underwriting culture
• Disciplined origination process -
primarily conforming loans
( 95% sold to GSEs)
Do not participate in private
placement securitization market
Outstanding repurchase and
make-whole requests balance
= $66 million

13 A Rich Heritage A Strong Future A Rich Heritage A Strong Future 1863 - 2013

14 1Q13 Earnings Conference Call Appendix

240
180
120
60
0
1Q12
2Q12
3Q12
4Q12
1Q13
(0.4%)
4.1%
19.1%
2.3%
17.3%
(0.1%)
5.1%
19.6%
3.0%
19.9%
(0.8%)
3.1%
20.4%
3.0%
18.8%
(0.8%)
1.9%
19.0%
2.9%
15.7%
(1.4%)
(1.5%)
19.2%
3.4%
14.3%

1Q13 Earnings
Conference Call
Commercial
CRE
Res Mtg
Credit
Card
Retail
Average Loans
Average Loans Key Points
$ in billions
vs. 1Q12
Average total loans grew over $12 billion, or 5.8%
Average total loans, excluding covered loans,
were higher by 8.0%
Average total commercial loans increased $8.2
billion, or 14.3%; average residential mortgage
loans increased $7.3 billion, or 19.2%
vs. 4Q12
Average total loans grew over $2 billion, or 1.0%
Average total loans, excluding covered loans,
were higher by 1.4%
Average total commercial loans increased $1.4
billion, or 2.1%; average residential mortgage
loans increased $2.0 billion, or 4.5%
Year-Over-Year Growth
6.4% 7.7% 7.3% 6.4% 5.8%
$220.3
$222.4
$210.2
$214.1
$216.9
Covered
Covered Commercial CRE Res Mtg Retail Credit Card

280
210
140
70
0
43.9%
12.3%
0.6%
(8.7%)
32.5%
8.1%
(1.2%)
2.2%
16.2%
7.1%
6.5%
15.0%
14.2%
4.7%
9.6%
8.8%
4.4%
4.6%
15.6%
7.6%
1Q12
2Q12
3Q12
4Q12
1Q13

1Q13 Earnings
Conference Call
Time
Money
Market
Checking
& Savings
Noninterest
-bearing
Average Deposits
Average Deposits Key Points
$ in billions
vs. 1Q12
Average total deposits increased by $16.7
billion, or 7.3%
Average low cost deposits (NIB, interest
checking, money market and savings)
increased by $13.5 billion, or 7.3%
vs. 4Q12
Average total deposits increased by $1.2
billion, or 0.5%
Average low cost deposits increased by $1.7
billion, or 0.9%
Year-Over-Year Growth
11.7% 10.5% 11.1% 9.2% 7.3%
$243.8
$245.0
$228.3
$231.3
$239.3
Time Money Market Checking and Savings Noninterest-bearing

1Q13 Earnings
Conference Call
Net Interest Income
Net Interest Income Key Points
$ in millions
Taxable-equivalent basis
vs. 1Q12
Average earning assets grew by $13.9 billion,
or 4.6%
Net interest margin lower by 12 bps (3.48%
vs. 3.60%) driven by:
• Higher balances in lower yielding investment
securities and lower loan yields
• Partially offset by lower rates on deposits and long-
term debt and a reduction in cash balances held at
the Federal Reserve
vs. 4Q12
Average earning assets grew by $1.8 billion,
or 0.6%
Net interest margin lower by 7 bps (3.48% vs.
3.55%) driven by:
• Lower loan yields
• Seasonally lower loan fees
Year-Over-Year Growth
7.3% 6.6% 6.1% 4.1% 0.7%
$2,690 $2,713
$2,783
$2,709
3.60%
3.58%
3.59%
3.55%
3.48%
8.0%
6.0%
4.0%
2.0%
0.0%
1Q12
2Q12 3Q12 4Q12 1Q13
Net Interest Income Net Interest Margin
0
1,000
2,000
3,000
4,000
$2,783

1Q13 Earnings
Conference Call
Noninterest Income
Noninterest Income Key Points
$ in millions
Payments = credit and debit card revenue, corporate payment products revenue and merchant processing;
Service charges = deposit service charges, treasury management fees and ATM processing services
vs. 1Q12
Noninterest income declined by $74 million, or 3.3%,
driven by:
• Lower other income, mainly due to lower equity investment and retail leasing revenue
• Mortgage banking revenue decline of $51 million
• Lower commercial products revenue (5.2% decline) due to lower syndication and standby letters of credit fees, partially offset by higher bond underwriting fees
• Higher trust and investment management fees (10.3% increase)
due to improved market conditions and business expansion
• Higher credit and debit card revenue (5.9% increase) and higher merchant processing (3.0% increase)
vs. 4Q12
Noninterest income declined by $164 million, or
7.0%, driven by:
• Mortgage banking revenue decrease of $75 million
• Lower commercial products revenue (11.5% decline) due to lower commercial leasing revenue and lower syndication and standby letter of credit fees
• Lower deposit service charges (10.0% decline), principally due to seasonally lower transaction volumes
• Lower credit and debit card revenue (11.6% decline) due to seasonally lower volumes, partially offset by business expansion, lower merchant processing revenue (2.0% decline) due to
seasonally lower product fees, and lower corporate payment
revenue (3.4% decline), primarily due to lower government-related transaction volumes
Year-Over-Year Growth
11.3% 9.7% 10.4% (4.2%) (3.3%)
$2,329
$2,165
$2,239
$2,355
$2,396
Trust and
Inv Mgmt
Service
Charges
All Other
Mortgage
Payments
All Other Mortgage Service Charges Trust and Inv Mgmt Payments
1Q12 2Q12 3Q12 4Q12 1Q13
Non-operating gains - $         - $         - $         - $         - $
Total - $         - $         - $         - $         - $
Notable Noninterest Income Items
$2,165
$2,329
$2,396
$2,355
$2,239
2.7%
10.3%
(1.3%)
(11.3%)
2,800
2,100
1,400
700
0
1Q12 2Q12 3Q12 4Q12 1Q13
(14.1%)

1Q13 Earnings
Conference Call
Noninterest Expense
Noninterest Expense Key Points
$ in millions
vs. 1Q12
Noninterest expense was lower by $90 million, or
3.5%, driven by:
• Lower other expense, mainly due to favorable variances in
litigation, regulatory and insurance-related expense
• Lower marketing and business development expense (33.0%
decline), primarily reflecting the timing of charitable
contributions in 2012
• Lower professional services expense (7.1% decline) due to
reduction in mortgage servicing review-related costs
• Higher compensation (2.9% increase), primarily the result of growth in staffing and employee benefits (19.2% increase),
mainly due to higher pension costs
vs. 4Q12
Noninterest expense was lower by $216 million, or
8.0%, driven by:
• Lower other expense due to the $80 million mortgage
foreclosure-related regulatory settlement accrual in 4Q12,
lower litigation and insurance-related expense and lower costs related to investments in affordable housing and other tax-
advantaged projects
• Lower professional services expense (53.0% decrease) due to lower mortgage servicing review-related projects and lower
marketing and business development expense (29.1%
decline) due to timing of marketing activities
• Higher benefits expense (34.2% increase) due mainly to
higher pension costs and seasonally higher payroll taxes
Year-Over-Year Growth
10.6% 7.3% 5.4% (0.4%) (3.5%)
$2,686
$2,470
$2,560
$2,601
$2,609
Occupancy
and Equipment
Prof Services,
Marketing
and PPS
All Other
Tech and Comm
Compensation
and Benefits
All Other
Tech and Communications Prof Svcs, Marketing and PPS
Occupancy and Equipment Compensation and Benefits
1Q12 2Q12 3Q12 4Q12 1Q13
Mortgage servicing matters - $         - $         - $         80 $       - $
Total - $         - $         - $         80 $       - $
Notable Noninterest Expense Items
2,800
2,100
1,400
700
0
1Q12 2Q12 3Q12 4Q12 1Q13
6.1%
6.8%
(15.0%)
(27.7%)
5.0%

1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

1Q13 Earnings
Conference Call
Credit Quality
- Commercial Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong new lending activity resulted in 2.3% linked quarter loan growth and 16.8% year-over-year growth even though utilization rates remained at historically low levels
Nonperforming loans and net charge-offs continued to improve year-over-year and on a linked quarter basis
Early stage delinquencies improved year-over-year and on a linked quarter basis
1Q12 4Q12 1Q13
Average Loans $51,309 $58,552 $59,921
30-89 Delinquencies 0.30% 0.48% 0.20%
90+ Delinquencies 0.08% 0.10% 0.10%
Nonperforming Loans 0.53% 0.18% 0.14%
$ in millions
$51,309
$54,362
$56,655
$58,552
$59,921
80,000
60,000
40,000
20,000
0
1Q12 2Q12 3Q12
4Q12 1Q13
0.0%
1.0%
2.0%
3.0%
4.0%
Net Charge-offs Ratio Average Loans
0.61%
0.41% 0.41%
0.32%
0.22%
20%
25%
30%
35%
40%
Revolving Line Utilization Trend

1Q13 Earnings
Conference Call
Credit Quality
- Commercial Leases
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs continue to improve both on a year-over-year and a linked quarter basis
Nonperforming loans improved year-over-year, and are relatively stable on a linked quarter basis
Early stage delinquencies improved year-over-year and on a linked quarter basis
1Q12 4Q12 1Q13
Average Loans $5,822 $5,377 $5,378
30-89 Delinquencies 0.89% 0.89% 0.82%
90+ Delinquencies 0.00% 0.00% 0.00%
Nonperforming Loans 0.54% 0.29% 0.30%
$ in millions
$5,822
$5,658
$5,537
$5,377 $5,378
0.55%
1.07%
0.50%
0.37%
0.23%
0.0%
1.0%
2.0%
3.0%
4.0%
0
2,000
4,000
6,000
8,000
1Q12 2Q12 3Q12 4Q12 1Q13
Average Loans Net Charge -offs Ratio
Small Ticket
$3,359
Equipment
Finance
$2,019
Commercial Leases

Credit Quality
- Commercial Real Estate
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans increased 1% on a linked quarter basis
Early stage delinquencies improved year-over-year and on a linked quarter basis
Nonperforming loans continued to decline, down from the peak of 5.36% in 1Q10
1Q12 4Q12 1Q13
Average Loans $35,985 $36,851 $37,218
30-89 Delinquencies 0.45% 0.43% 0.22%
90+ Delinquencies 0.04% 0.02% 0.02%
Nonperforming Loans 2.10% 1.48% 1.36%
Performing TDRs* 630 531 526
$ in millions
Investor
$19,877
Owner
Occupied
$11,134
Multi-family
$2,046
Retail
$479
Residential
Construction
$985
Condo
Construction
$146
A&D
Construction
$717
Office
$775
Other
$1,059
* TDR = troubled debt restructuring
$35,985
$36,549
$36,630 $36,851
$37,218
0.79%
0.58%
0.27%
0.18%
0.21%
0.0%
1.0%
2.0%
3.0%
4.0%
1Q12 2Q12 3Q12 4Q12 1Q13
Net Charge-offs Ratio
0
15,000
30,000
45,000
60,000
CRE Mortgage
CRE Construction
1Q13 Earnings
Conference Call
Average Loans

Credit Quality
- Residential Mortgage
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong growth in high quality originations (weighted average FICO 765, weighted average LTV 64%) as average loans increased 4.5% over 4Q12, driven by demand for refinancing
Over 72% of the balances have been originated since the beginning of 2009, the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning
Delinquencies and nonperforming loans continue to decline as housing values improve
1Q12 4Q12 1Q13
Average Loans $37,831 $43,156 $45,109
30-89 Delinquencies 0.95% 0.79% 0.71%
90+ Delinquencies 0.79% 0.64% 0.54%
Nonperforming Loans 1.78% 1.50% 1.46%
$ in millions
** Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,909 million 1Q13)
$37,831
$39,166
$40,969
$43,156
$45,109
1.19%
1.12%
1.17%
0.88%
0.83%
0.96%*
0.0%
1.0%
2.0%
3.0%
4.0%
0
15,000
30,000
45,000
60,000
1Q12 2Q12 3Q12 4Q12 1Q13
Average Loans Net Charge-offs Ratio Adjusted NCO Ratio
$2,017 $2,011
$2,076 $2,087
$2,035
0
1,000
2,000
3,000
4,000
1Q12 2Q12 3Q12 4Q12 1Q13
Residential Mortgage Performing TDRs**
1Q13 Earnings
Conference Call
* Excluding $22 million related to a regulatory clarification in the treatment of loans to borrowers who have exited bankruptcy but continue to make payments on their loans

20,000
15,000
10,000
5,000
0
10.0%
7.5%
5.0%
2.5%
0.0%
$16,778
$16,696
$16,551
$16,588
$16,528
4.21%
4.25%
4.17%
4.00%
4.00%
4.05%
4.10%
4.01%
3.86%
3.93%
1Q12
2Q12
3Q12
4Q12
1Q13

Credit Card
Core Portfolio $16,202
Portfolios Acquired at Fair Value $326

1Q13 Earnings
Conference Call
1Q12 4Q12 1Q13
Average Loans $16,778 $16,588 $16,528
30-89 Delinquencies 1.26% 1.33% 1.24%
90+ Delinquencies 1.33% 1.27% 1.26%
Nonperforming Loans 1.25% 0.85% 0.78%
Credit Quality - Credit Card
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs continue to remain low
Delinquencies remain at historically low levels
Nonperforming loans have decreased for seven consecutive quarters
$ in millions
* Excluding portfolio purchases where the acquired loans were recorded at fair value at the purchase date
Average Loans Net Charge-offs Ratio
Net Charge-offs Ratio Excluding Acquired Portfolios*

24,000
18,000
12,000
6,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$17,933
$17,598
$17,329
$16,950
$16,434
1.66%
1.44%
2.04%
1.44%*
1.76%
1.80%
1Q12
2Q12
3Q12
4Q12
1Q13
Average Loans
Net Charge-offs Ratio
Adjusted NCO Ratio

Home Equity

1Q13 Earnings
Conference Call
Credit Quality - Home Equity
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
High-quality originations (weighted average FICO 760, weighted average CLTV 72%) originated primarily through the retail branch network to existing bank customers on their primary residence
Early and late stage delinquencies have improved year-over-year and on a linked quarter basis
1Q12 4Q12 1Q13
Average Loans $17,933 $16,950 $16,434
30-89 Delinquencies 0.82% 0.76% 0.70%
90+ Delinquencies 0.68% 0.30% 0.27%
Nonperforming Loans 0.23% 1.13% 1.25%
Subprime: 2%
Wtd Avg LTV**: 91%
NCO: 8.02%
$ in millions
Prime: 95%
Wtd Avg LTV**: 72%
NCO: 1.61%
** LTV at origination
Other: 3%
Wtd Avg LTV**: 73%
NCO: 3.77%
* Excluding $26 million related to a regulatory clarification in the treatment of loans to borrowers who have exited bankruptcy but continue to make payments on their loans

8,000
6,000
4,000
2,000
0
4.0%
3.0%
2.0%
1.0%
0.0%
$5,095
$5,151
$5,256
$5,384
$5,448
0.08%
0.00%
0.00%
0.07%
0.07%
1Q12
2Q12
3Q12
4Q12
1Q13
Average Loans
Net Charge-offs Ratio

Manheim Used Vehicle Index*

130
120
110
100
90
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

1Q13 Earnings
Conference Call
Credit Quality - Retail Leasing
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
High-quality originations (weighted average FICO 771)
Retail leasing delinquencies remain relatively stable at very low levels
Strong used auto values continued to contribute to historically low net charge-offs
1Q12 4Q12 1Q13
Average Loans $5,095 $5,384 $5,448
30-89 Delinquencies 0.12% 0.22% 0.12%
90+ Delinquencies 0.02% 0.02% 0.02%
Nonperforming Loans 0.00% 0.02% 0.02%
$ in millions
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending value

40,000
30,000
20,000
10,000
0
4.0%
3.0%
2.0%
1.0%
0.0%
$24,902
$25,151
$25,406
$25,595
$25,364
0.92%
0.86%
1.06%
0.98%*
0.92%
0.83%
1Q12
2Q12
3Q12
4Q12
1Q13
Average Loans
Net Charge-offs Ratio
Adjusted NCO Ratio

✓

✓

1Q13 Earnings
Conference Call
Credit Quality - Other Retail
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Year-over-year growth in Auto Loans (7.4%) more than offset declines in Student Lending loan balances (see slide 28 for auto loan detail)
Delinquencies and nonperforming loans remain stable and at very low levels
1Q12 4Q12 1Q13
Average Loans $24,902 $25,595 $25,364
30-89 Delinquencies 0.51% 0.59% 0.48%
90+ Delinquencies 0.17% 0.17% 0.16%
Nonperforming Loans 0.10% 0.11% 0.10%
Installment
$5,456
Auto Loans
$12,519
Revolving
Credit
$3,276
Student
Lending
$4,113
$ in millions
* Excluding $5 million related to a regulatory clarification in the treatment of loans to borrowers who have exited bankruptcy but continue to make payments on their loans
Other Retail

16,000
12,000
8,000
4,000
0
0.8%
0.6%
0.4%
0.2%
0.0%
$11,657
$11,974
$12,211
$12,540
$12,519
0.24%
0.13%
0.20%
0.22%
0.16%
1Q12
2Q12
3Q12
4Q12
1Q13
Average Loans
Net Charge-offs Ratio

Indirect and Direct Channel

1Q13 Earnings
Conference Call
Credit Quality - Auto Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
High-quality originations (Indirect channel weighted average FICO 772, Direct channel weighted average FICO 749) and strong used vehicle values have led to a low loss portfolio
Overall year-over-year loan growth driven by Indirect channel
1Q12 4Q12 1Q13
Average Loans $11,657 $12,540 $12,519
30-89 Delinquencies 0.43% 0.41% 0.30%
90+ Delinquencies 0.06% 0.06% 0.03%
Nonperforming Loans 0.00% 0.02% 0.02%
$ in millions
Auto Loans are included in Other Retail category
Direct: 9%
Wtd Avg FICO: 748
NCO: 0.04%
Indirect: 91%
Wtd Avg FICO: 770
NCO: 0.17%

1Q13 Earnings
Conference Call
Non-GAAP Financial Measures
$ in millions 1Q13  4Q12  3Q12  2Q12  1Q12
Total equity 40,847 $ 40,267 $ 39,825 $ 38,874 $ 36,914 $
Preferred stock (4,769) (4,769) (4,769) (4,769) (3,694)
Noncontrolling interests (1,316) (1,269) (1,164) (1,082) (1,014)
Goodwill (net of deferred tax liability) (8,333) (8,351) (8,194) (8,205) (8,233)
Intangible assets (exclude mortgage servicing rights) (963) (1,006) (980) (1,118) (1,182)
Tangible common equity (a) 25,466 24,872 24,718 23,700 22,791
Tier 1 capital, determined in accordance with prescribed regulatory requirements using Basel I definition 31,774 31,203 30,766 30,044 29,976
Trust preferred securities - - - - (1,800)
Preferred stock (4,769) (4,769) (4,769) (4,769) (3,694)
Noncontrolling interests, less preferred stock not eligible for Tier I capital (684) (685) (685) (685) (686)
Tier 1 common equity using Basel I definition (b) 26,321 25,749 25,312 24,590 23,796
Tangible common equity (as calculated above) 22,791
Adjustments¹

Tier 1 common equity using Basel III proposals published prior to June 2012 (c) 23,225
Tangible common equity (as calculated above) 25,466 24,872 24,718 23,700
81 126 157 153
Tier 1 common equity approximated using proposed rules for the Basel III standardized approach released June 2012 (d) 25,547 24,998 24,875 23,853
Total assets 355,447 353,855 352,253 353,136 340,762
Goodwill (net of deferred tax liability) (8,333) (8,351) (8,194) (8,205) (8,233)
Intangible assets (exclude mortgage servicing rights) (963) (1,006) (980) (1,118) (1,182)
Tangible assets (e) 346,151 344,498 343,079 343,813 331,347
Risk-weighted assets, determined in accordance with prescribed regulatory requirements using Basel I definition (f) 289,672 287,611 282,033 279,972 274,847
Risk-weighted assets using Basel III proposals published prior to June 2012 (g) - - - - 277,856
Risk-weighted assets, determined in accordance with prescribed regulatory requirements using Basel I definition 289,672 287,611 282,033 279,972
21,021 21,233 22,167 23,240
Risk-weighted assets approximated using proposed rules for the Basel III standardized approach released June 2012 (h) 310,693 308,844 304,200 303,212
Ratios
Tangible common equity to tangible assets (a)/(e) 7.4% 7.2% 7.2% 6.9% 6.9%
Tangible common equity to risk-weighted assets using Basel I definition (a)/(f) 8.8% 8.6% 8.8% 8.5% 8.3%
Tier 1 common equity to risk-weighted assets using Basel I definition (b)/(f) 9.1% 9.0% 9.0% 8.8% 8.7%
Tier 1 common equity to risk-weighted assets using Basel III proposals published prior to June 2012 (c)/(g) - - - - 8.4%
Tier 1 common equity to risk-weighted assets approximated using proposed rules for the
8.2% 8.1% 8.2% 7.9% -
1Q13 risk-weighted assets are preliminary data, subject to change prior to filings with applicable regulatory agencies
1 Principally net losses on cash flow hedges included in accumulated other comprehensive income
2 Includes net losses on cash flow hedges included in accumulated other comprehensive income, unrealized losses on securities transferred from available-for-sale to held-to-maturity included in accumulated other comprehensive income and disallowed mortgage servicing rights
3 Includes higher risk-weighting for residential mortgages, unfunded loan commitments, investment securities and purchased mortgage servicing rights, and other adjustments
Basel III standardized approach released June 2012 (d)/(h)
Adjustments²
Adjustments³

U.S. Bancorp 1Q13 Earnings Conference Call U.S. Bancorp 1Q13 Earnings Conference Call April 16, 2013